UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

FormFactor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50307	13-3711155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On August 31, 2010, FormFactor, Inc. issued a press release regarding its expected revenue for fiscal third quarter 2010.  The press release is attached as Exhibit 99.01 and is incorporated herein by reference.

Item 8.01                                             Other Items.

The company also announced in the press release that it intends to commence an exchange offer to provide employees, including employees at its domestic and international subsidiaries, the opportunity to exchange certain stock options for replacement options.   The press release is attached as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title and Description
99.01	Press Release dated August 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FormFactor, Inc. (Registrant)

Date: August 31, 2010	By:	/s/ Richard A. DeLateur
Richard A. DeLateur
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title and Description
99.01	Press Release dated August 31, 2010